UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 21, 2007

Wachovia Corporation

(Exact Name of Registrant as Specified in Its Charter)

North Carolina

(State or Other Jurisdiction of Incorporation)

1-10000	56-0898180
(Commission File Number)	(IRS Employer Identification No.)

One Wachovia Center Charlotte, North Carolina	28288-0013
(Address of Principal Executive Offices)	(Zip Code)

(704) 374-6565

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 21, 2007, Wachovia Corporation (“Wachovia”) issued a news release announcing an increase in its common stock dividend payable on September 17, 2007 to shareholders of record as of August 31, 2007 (the “News Release”). The News Release is attached as Exhibit (99) to this report and is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

(99) The News Release.

*        *        *

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements, including, without limitation, (i) statements regarding certain of Wachovia’s goals and expectations with respect to earnings, earnings per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of Wachovia’s credit quality trends, (ii) statements relating to the benefits of the proposed merger between A.G. Edwards, Inc. (“A.G. Edwards”) and Wachovia (the “A.G. Edwards Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the A.G. Edwards Merger, (iii) statements relating to the benefits of the merger between Wachovia and Golden West completed on October 1, 2006 (the “Golden West Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the Golden West Merger, and (iv) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These statements are based upon the current beliefs and expectations of Wachovia’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia’s control). Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause Wachovia’s financial performance to differ materially from that expressed in such forward-looking statements: (1) the risk that the businesses of Wachovia and/or A.G. Edwards in connection with the A.G. Edwards Merger or the businesses of Wachovia and/or Golden West in connection with the Golden West Merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) the risk that expected revenue synergies and cost savings from the A.G. Edwards Merger or the Golden West Merger may not be fully realized or realized within the expected time frame; (3) the risk that revenues following the A.G. Edwards Merger or the

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Golden West Merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the A.G. Edwards Merger or the Golden West Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the inability to obtain governmental approvals of the A.G. Edwards Merger on the proposed terms and schedule; (6) the failure of A.G. Edwards’ shareholders to approve the A.G. Edwards Merger; (7) the risk that the strength of the United States economy in general and the strength of the local economies in which Wachovia and/or A.G. Edwards conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Wachovia’s loan portfolio and allowance for loan losses; (8) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (9) potential or actual litigation; (10) inflation, interest rate, market and monetary fluctuations; (11) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on Wachovia’s and A.G. Edwards’ brokerage and capital markets activities; (12) the timely development of competitive new products and services by Wachovia and the acceptance of these products and services by new and existing customers; (13) the willingness of customers to accept third party products marketed by Wachovia; (14) the willingness of customers to substitute competitors’ products and services for Wachovia’s products and services and vice versa; (15) the impact of changes in financial services’ laws and regulations (including laws concerning taxes, banking, securities and insurance); (16) technological changes; (17) changes in consumer spending and saving habits; (18) the effect of corporate restructurings, acquisitions and/or dispositions, including, without limitation, the A.G. Edwards Merger and the Golden West Merger, and the actual restructuring and other expenses related thereto, and the failure to achieve the expected revenue growth and/or expense savings from such corporate restructurings, acquisitions and/or dispositions; (19) the growth and profitability of Wachovia’s noninterest or fee income being less than expected; (20) unanticipated regulatory or judicial proceedings or rulings; (21) the impact of changes in accounting principles; (22) adverse changes in financial performance and/or condition of Wachovia’s borrowers which could impact repayment of such borrowers’ outstanding loans; (23) the impact on Wachovia’s and/or A.G. Edwards’ businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; and (24) Wachovia’s success at managing the risks involved in the foregoing.

Wachovia cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning Wachovia, the A.G. Edwards Merger, the Golden West Merger or other matters and attributable to Wachovia or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this Current Report on Form 8-K.

The proposed A.G. Edwards Merger will be submitted to A.G. Edwards’ shareholders for their consideration. Wachovia has filed a registration statement with the SEC, which includes a preliminary proxy statement/prospectus regarding the proposed A.G. Edwards Merger. A.G. Edwards’ shareholders and other investors are urged to read the registration statement and the definitive proxy statement/prospectus when it becomes available, as well as any other relevant

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documents concerning the proposed A.G. Edwards Merger filed with the SEC (and any amendments or supplements to those documents), because they will contain important information. You may obtain a free copy of the registration statement and the proxy statement/prospectus, as well as other filings containing information about Wachovia and A.G. Edwards, at the SEC’s website (http://www.sec.gov) and at the companies’ respective websites, www.wachovia.com and www.agedwards.com. Copies of the definitive proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, by directing a request to Wachovia Corporation, Investor Relations, One Wachovia Center, 301 South College Street, Charlotte, NC 28288-0206, (704)-383-0798; or to A.G. Edwards, Inc., Investor Relations, One North Jefferson Avenue, St. Louis, MO 63103, (314) 955-3000.

Wachovia and A.G. Edwards, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the shareholders of A.G. Edwards in connection with the proposed A.G. Edwards Merger. Information about the directors and executive officers of Wachovia is set forth in the proxy statement for Wachovia’s 2007 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 9, 2007. Information about the directors and executive officers of A.G. Edwards is set forth in the proxy statement for A.G. Edwards’ 2007 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on May 15, 2007. Additional information regarding the interests of those participants and other persons who may be deemed participants in the proposed A.G. Edwards Merger may be obtained by reading the definitive proxy statement/prospectus regarding the proposed A.G. Edwards Merger when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACHOVIA CORPORATION

Date: August 21, 2007	By:	/s/ Thomas J. Wurtz
	Name:	Thomas J. Wurtz
	Title:	Senior Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
(99)	The News Release.

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